EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

OPERATING REVENUES:
Gas utility	$101.9	$100.2	$555.8	$508.5
Electric utility	165.8	167.9	470.0	456.6
Nonutility	311.9	245.4	785.4	623.6
Total operating revenues	579.6	513.5	1,811.2	1,588.7

OPERATING EXPENSES:
Cost of gas sold	27.5	28.1	235.4	197.0
Cost of fuel & purchased power	50.4	52.9	154.5	144.6
Cost of nonutility revenues	107.7	81.0	271.4	198.1
Other operating	227.5	195.6	652.5	557.2
Depreciation & amortization	70.7	61.9	205.7	188.9
Taxes other than income taxes	12.5	12.4	43.7	41.2
Total operating expenses	496.3	431.9	1,563.2	1,327.0

OPERATING INCOME	83.3	81.6	248.0	261.7

OTHER INCOME (EXPENSE):
Equity in (losses) of unconsolidated affiliates	(0.3)	(3.6)	(57.6)	(17.8)
Other income - net	2.5	3.3	9.0	7.8
Total other income (expense)	2.2	(0.3)	(48.6)	(10.0)

INTEREST EXPENSE	21.3	23.9	66.3	71.8

INCOME BEFORE INCOME TAXES	64.2	57.4	133.1	179.9

INCOME TAXES	21.4	18.1	46.3	63.7

NET INCOME	$42.8	$39.3	$86.8	$116.2

AVERAGE COMMON SHARES OUTSTANDING	82.3	82.1	82.3	82.0
DILUTED COMMON SHARES OUTSTANDING	82.4	82.1	82.4	82.1

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.52	$0.48	$1.05	$1.42

DILUTED	$0.52	$0.48	$1.05	$1.42

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

OPERATING REVENUES:
Gas utility	$101.9	$100.2	$555.8	$508.5
Electric utility	165.8	167.9	470.0	456.6
Other	—	(0.4)	0.2	0.5
Total operating revenues	267.7	267.7	1,026.0	965.6

OPERATING EXPENSES:
Cost of gas sold	27.5	28.1	235.4	197.0
Cost of fuel & purchased power	50.4	52.9	154.5	144.6
Other operating	74.0	71.8	236.9	229.5
Depreciation & amortization	49.7	46.3	146.8	142.7
Taxes other than income taxes	11.6	11.5	41.3	39.0
Total operating expenses	213.2	210.6	814.9	752.8

OPERATING INCOME	54.5	57.1	211.1	212.8

OTHER INCOME - NET	2.0	2.3	6.8	5.2

INTEREST EXPENSE	15.6	17.8	49.2	53.5

INCOME BEFORE INCOME TAXES	40.9	41.6	168.7	164.5

INCOME TAXES	15.6	15.2	64.1	62.0

NET INCOME	$25.3	$26.4	$104.6	$102.5

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millons)
	As of
	September 30,	December 31,
	2013	2012

ASSETS
Current Assets
Cash & cash equivalents	$9.3	$19.5
Accounts receivable - less reserves of $5.7 &
$6.8, respectively	265.8	216.7
Accrued unbilled revenues	74.7	185.0
Inventories	138.4	158.6
Recoverable fuel & natural gas costs	19.5	25.3
Prepayments & other current assets	100.0	73.3
Total current assets	607.7	678.4

Utility Plant
Original cost	5,326.9	5,176.8
Less: accumulated depreciation & amortization	2,136.3	2,057.2
Net utility plant	3,190.6	3,119.6

Investments in unconsolidated affiliates	25.2	78.1
Other utility & corporate investments	34.7	34.6
Other nonutility investments	35.6	24.9
Nonutility plant - net	626.3	598.0
Goodwill - net	262.3	262.3
Regulatory assets	261.6	252.7
Other assets	36.3	40.5
TOTAL ASSETS	$5,080.3	$5,089.1

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$159.5	$180.6
Accounts payable to affiliated companies	—	29.7
Accrued liabilities	167.7	198.8
Short-term borrowings	249.2	278.8
Current maturities of long-term debt	30.3	106.4
Total current liabilities	606.7	794.3

Long-term Debt - Net of Current Maturities	1,627.0	1,553.4

Deferred Income Taxes & Other Liabilities
Deferred income taxes	709.0	637.2
Regulatory liabilities	381.9	364.2
Deferred credits & other liabilities	224.1	213.9
Total deferred credits & other liabilities	1,315.0	1,215.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.4 and 82.2 shares, respectively	707.6	700.5
Retained earnings	825.5	829.9
Accumulated other comprehensive (loss)	(1.5)	(4.3)
Total common shareholders' equity	1,531.6	1,526.1
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,080.3	$5,089.1

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - in millons)

	Nine Months Ended
	September 30,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$86.8	$116.2
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	205.7	188.9
Deferred income taxes & investment tax credits	32.4	52.6
Equity in losses of unconsolidated affiliates	57.6	17.8
Provision for uncollectible accounts	4.8	6.0
Expense portion of pension & postretirement benefit cost	6.7	6.8
Other non-cash charges - net	5.9	5.5
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	56.3	40.5
Inventories	20.2	(8.8)
Recoverable/refundable fuel & natural gas costs	5.8	(7.9)
Prepayments & other current assets	0.8	5.7
Accounts payable, including to affiliated companies	(58.4)	(50.8)
Accrued liabilities	(15.0)	(22.0)
Unconsolidated affiliate dividends	0.3	0.1
Employer contributions to pension & postretirement plans	(10.1)	(16.1)
Changes in noncurrent assets	(12.3)	(33.7)
Changes in noncurrent liabilities	1.4	(7.0)
Net cash flows provided by operating activities	388.9	293.8

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	332.7	99.5
Dividend reinvestment plan & other common stock issuances	5.3	5.6
Requirements for:
Dividends on common stock	(87.6)	(86.1)
Retirement of long-term debt	(338.6)	(37.4)
Other financing activities	(2.0)	—
Net change in short-term borrowings	(29.6)	(10.9)
Net cash used in financing activities	(119.8)	(29.3)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliates distributions	—	0.2
Proceeds from investing activities	5.0	8.9
Requirements for:
Capital expenditures, excluding AFUDC equity	(273.9)	(274.9)
Other investments	(10.4)	(0.3)
Net cash used in investing activities	(279.3)	(266.1)

Net change in cash & cash equivalents	(10.2)	(1.6)
Cash & cash equivalents at beginning of period	19.5	8.6
Cash & cash equivalents at end of period	$9.3	$7.0

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$(3.8)	$(2.7)	$37.2	$36.1
Electric Utility Services	26.6	26.6	60.1	59.4
Other Operations	2.5	2.5	7.3	7.0
Total Utility Group	25.3	26.4	104.6	102.5

Nonutility Group
Infrastructure Services	20.4	15.9	35.2	27.3
Energy Services	0.2	2.6	(2.0)	0.9
Coal Mining	(2.3)	(2.2)	(12.0)	—
Other Businesses	(0.8)	(0.7)	(1.3)	(0.6)
Nonutility Group, excluding ProLiance	17.5	15.6	19.9	27.6

Corporate and Other	—	(0.3)	(0.2)	(0.4)

Vectren Consolidated, excluding ProLiance	$42.8	$41.7	$124.3	$129.7

ProLiance	—	(2.4)	(37.5)	(13.5)

Vectren Consolidated	$42.8	$39.3	$86.8	$116.2

EARNINGS PER SHARE:
Utility Group	$0.31	$0.32	$1.27	$1.25
Nonutility Group, excluding ProLiance	0.21	0.18	0.24	0.33
Corporate and Other	—	—	—	—

EPS, excluding ProLiance	$0.52	$0.50	$1.51	$1.58

ProLiance	—	(0.02)	(0.46)	(0.16)

Reported EPS	$0.52	$0.48	$1.05	$1.42

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

GAS UTILITY (Millions):
Residential Margin	$45.5	$44.7	$190.2	$187.2
Commercial Margin	10.9	10.6	53.2	50.8
Industrial Margin	12.1	11.9	41.9	39.8
Other Margin	2.2	1.4	7.6	6.8
Regulatory Expense Recovery Mechanisms	3.7	3.5	27.5	26.9
Total Gas Utility Margin	74.4	72.1	320.4	311.5
Cost of Gas Sold	$27.5	$28.1	$235.4	$197.0
Total Gas Utility Revenue	$101.9	$100.2	$555.8	$508.5

GAS SOLD & TRANSPORTED (MMDth):
Residential	3.8	3.7	50.6	39.3
Commercial	2.7	2.6	23.0	18.0
Industrial	24.6	25.1	80.7	77.2
	31.1	31.4	154.3	134.5

AVERAGE GAS CUSTOMERS
Residential	896,239	892,220	905,271	899,594
Commercial	83,352	82,110	84,203	82,781
Industrial	1,676	1,664	1,675	1,661
	981,267	975,994	991,149	984,036

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	89%	147%	103%	83%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

ELECTRIC UTILITY (Millions):
Residential Margin	$45.5	$48.8	$115.7	$120.6
Commercial Margin	28.3	28.2	79.3	79.5
Industrial Margin	28.6	29.3	82.5	83.9
Other Margin	1.4	(0.9)	3.1	(0.4)
Regulatory Expense Recovery Mechanisms	2.2	0.9	6.7	2.9
Wholesale and Transmission	9.4	8.7	28.2	25.5
Total Electric Utility Margin	115.4	115.0	315.5	312.0
Cost of Fuel & Purchased Power	50.4	52.9	154.5	144.6
Total Electric Utility Revenue	$165.8	$167.9	$470.0	$456.6

ELECTRICITY SOLD (GWh):
Residential	420.7	461.1	1,100.1	1,145.7
Commercial	348.9	352.7	972.0	992.5
Industrial	729.7	732.5	2,087.0	2,127.6
Other Sales - Street Lighting	4.9	5.3	15.5	16.0
Total Retail	1,504.2	1,551.6	4,174.6	4,281.8
Wholesale	68.2	59.7	331.8	184.4
	1,572.4	1,611.3	4,506.4	4,466.2

AVERAGE ELECTRIC CUSTOMERS
Residential	123,708	123,264	123,711	123,259
Commercial	18,380	18,306	18,366	18,281
Industrial	116	115	115	115
Other	36	33	36	33
	142,240	141,718	142,228	141,688

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	99%	119%	101%	131%
Heating Degree Days (Indiana)			100%	71%